                                  EXHIBIT 10.13



                             STOCK OPTION AGREEMENT
                           (NONQUALIFIED STOCK OPTION)


OPTIONEE:                    Primoris  Group  Inc.,  an  Ontario  corporation

NUMBER  OF  SHARES:          400,000

OPTION  EXERCISE  PRICE:     $2.00  per  Share

DATE  OF  GRANT:             August  1,  2002

EXERCISE  TERM:              Two  Years  from  the  Date  of  Grant

VESTING  SCHEDULE:           Immediate


     THIS OPTION AGREEMENT (the "AGREEMENT") is entered into effective as of the 1st day of August, 2002 by and between HIENERGY TECHNOLOGIES, INC. (formerly SLW Enterprises Inc.) (the "Company"), a Washington corporation, and the individual designated above (the "Optionee").

                                    RECITALS
                                    --------

     WHEREAS, a consulting agreement (the "Consulting Agreement") was executed between the Optionee and the Company on August 1, 2002, wherein the Optionee has agreed to perform valuable services for the Company; and

     WHEREAS, pursuant to Section 6.5 of the Consulting Agreement, the Company agreed to issue the Optionee an option to purchase 400,000 shares of the Company's common stock at an exercise price of $2.00 per share with a term of two years;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

1.     GRANT  OF  OPTION.

1.1     Option.  An option to purchase shares of the Company's Common Stock, par
        ------
     value $0.0001 per share, (the "Shares") is hereby granted to the Optionee (the "Option").

1.2     Number  of  Shares.  The number of Shares that the Optionee can purchase
        ------------------
upon  exercise  of  the  Option  is  set  forth  above.

1.3     Option  Exercise Price.  The price the Optionee must pay to exercise the
        ----------------------
Option  (the  "Option  Exercise  Price")  is  set  forth  above.

1.4     Date  of Grant.  The date the Option is granted (the "Date of Grant") is
        --------------
set  forth  above.

1.5     Type  of  Option.  The  Option  is  intended  to be a Nonqualified Stock
        ----------------
Option. It is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time, or any successor provision thereto.

1.6     Condition.  The  Option  is  conditioned  on the Optionee's execution of
        ---------
this Agreement. If this Agreement is not executed by the Optionee, it may be canceled by the Board.

2.     DURATION.

     The Option shall be exercisable to the extent and in the manner provided herein during the Exercise Term, which is set forth above; provided, however, that the Option may be earlier terminated as provided herein or in the Consulting Agreement. The Exercise Term shall be extended by such period that the Optionee is restricted by an underwritten public offering from selling its Shares.

3.     VESTING.

     The  Option  is  fully  vested.

4.     MANNER  OF  EXERCISE  AND  PAYMENT.

4.1 To exercise the Option, the Optionee must deliver a completed copy of the Option Exercise Form, attached hereto as Exhibit A, to the address indicated on such Form or such other address designated by the Company from time to time. Contemporaneously with the delivery of the Option Exercise Form, the Optionee shall tender the Option Exercise Price to the Company, by cash or certified funds at the time of each exercise of the Option. All checks shall be drawn to the order of the Company. The Option may be exercised in whole at any time or in part in multiples of 100 Shares as specified in the Option Exercise Form. Within five (5) business days of delivery of the Option Exercise Form and tender of the Option Exercise Price, the Company shall deliver certificates evidencing the Shares to the Optionee, duly endorsed for transfer to the Optionee, free and clear of all liens, security interests, pledges or other claims or charges.

4.2 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares subject to the Option until
(i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such Shares.

5.     TERMINATION.

     If the Optionee's status as a Consultant terminates at any time after the grant of the Option for any reason except pursuant to Section 7.2 of the Consulting Agreement, then any vested options shall terminate on the expiration date otherwise provided in this Agreement. Any nonvested options shall terminate immediately upon termination of the Consulting Agreement. If the Optionee's status as a Consultant is terminated pursuant to Section 7.2 of the Consulting Agreement, then any options that have been granted to the Optionee shall terminate on the date of termination of the Consulting Agreement.

6.     TRANSFERABILITY.

     The  Optionee  is  expressly  prohibited  from  transferring  this  Option.

7.     RESTRICTIONS  ON  THE  OPTIONS;  RESTRICTIONS  ON  THE SHARES.

     The Option may not be exercised at any time unless, in the opinion of counsel for the Company, the issuance and sale of the Shares issued upon such exercise is exempt from registration under the Securities Act of 1933, as amended, or any other applicable federal or state securities law, rule or regulation, or the Shares have been duly registered under such laws. The Company shall not be required to register the Shares issuable upon the exercise of the Option under any such laws. Unless the Shares have been registered under all applicable laws, the Optionee shall represent, warrant and agree, as a condition to the exercise of the Option, that the Shares are being purchased for investment only and without a view to any sale or distribution of such Shares and that such Shares shall not be transferred or disposed of in any manner without registration under such laws, unless it is the opinion of counsel for the Company that such a disposition is exempt from such registration. The Optionee acknowledges that an appropriate legend, in such form as the Company shall determine, giving notice of the foregoing restrictions shall appear conspicuously on all certificates evidencing the Shares issued upon the exercise of the Option. The Company may, in its sole discretion, place a "Blue Sky" legend on the certificates in accordance with U.S. state securities laws or as required by applicable securities laws.

     The Optionee also acknowledges and agrees that, in connection with any underwritten public offering of the Company's stock during the Exercise Term of the Option, upon request of the underwriters managing any underwritten public offering of the Company's stock and making such request with the approval of the Company's Board of Directors, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of its Shares without the prior written consent of such underwriters from the effective date of such registration for so long as the underwriters may specify, but in any event not to exceed 180 days. The Exercise Term shall be extended by such period that the Optionee is restricted by an underwritten public offering from selling its Shares.

8.     PIGGYBACK  REGISTRATION  RIGHTS.

     The Optionee shall have such registration rights as are provided in the Registration Rights Agreement, the form of which is attached hereto as Exhibit B, subject to the execution of this Agreement and the issuance of the Option to the Optionee.

9.     NO  RIGHT  TO  CONTINUED  STATUS  AS  CONSULTANT.

     Nothing in this Agreement shall be interpreted or construed to confer upon the Optionee any right with respect to continuance as a Consultant for the Company or any Parent or Subsidiary, nor shall this Agreement interfere in any way with the right of the Company or a Parent or Subsidiary to terminate the Optionee's status as a Consultant at any time.

10.     ADJUSTMENTS  UPON  CERTAIN  EVENTS.

10.1.     Adjustments  Upon  Changes in Capitalization.  Subject to any required
          --------------------------------------------
action by the shareholders of the Company, the event of a change in capitalization, such as a stock split or other subdivision or consolidation of Shares or the payment of any stock dividend consisting of Shares or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company, the Company shall make appropriate and proportionate adjustments to the number and class of Shares subject to the Option and the purchase price for such Shares or other stock or securities; provided, however, that conversion of the Option will not be deemed to have been "effected without receipt of consideration". Any adjustments as a result of a change in the Company's capitalization will be made by the Board of Directors, whose determination in that respect is final, binding and conclusive. Except as otherwise expressly provided in this Section 10.1, any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect the number of Shares or the exercise price of the Shares subject to the Option, and no adjustments in the Option shall be made by reason thereof. The grant of this Option does not in any way affect the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure.

10.2.     Liquidation  or  Dissolution.  In  the  event  of  a  liquidation  or
          ----------------------------
dissolution, any unexercised options will terminate. The Optionee will have the right to exercise any vested portion of the Option prior to the consummation of the liquidation or dissolution. The Company will provide the Optionee with notice of the Board of Directors' decision to liquidate or dissolve as soon as practicable after such a decision has been made.

10.3.     Change  of  Control, Merger, Sale of Assets, Etc.  In the event of the
          ------------------------------------------------
sale or other transfer of the outstanding shares of stock of the Company in one transaction or a series of related transactions or a merger or reorganization of the Company with or into any other corporation, where immediately following the transaction, those persons who were shareholders of the Company immediately before the transaction control less than 50% of the voting power of the surviving organization (a "change of control event") or in the event of a proposed sale of substantially all of the assets of the Company (collectively, "sale transaction"), the Option shall be assumed or replaced with a substitute equivalent option.

11.     WITHHOLDINGS  TAXES.

     The Company shall have the right to deduct from any distribution of cash to the Optionee an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholdings Taxes") with respect to the Option. If the Optionee is entitled to receive
Shares upon exercise of the Option, the Optionee shall pay the Withholdings Taxes (if any) to the Company in cash prior to the issuance of such Shares. In satisfaction of the Withholdings Taxes, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Company, to have withheld a portion of the Shares issuable to it upon exercise of the Option, having an aggregate Fair Market Value equal to the Withholdings Taxes, provided that, if the Optionee may be subject to liability under Section 16(b) of the Exchange Act, the election must comply with the requirements applicable to Share transactions by such Optionees.

12.     MODIFICATION  OF  AGREEMENT.

     This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, only by a written instrument executed by the parties hereto.

13.     SEVERABILITY.

     Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holdings and shall continue in full force in accordance with their terms.

14.     NOTICES.

     Any notice required or permitted to be given hereunder shall be given by hand delivery, facsimile transmission or by registered mail, postage prepaid, addressed to the parties at their respective addresses as set forth below. Any such notices given by hand delivery or by facsimile transmission shall be deemed to have been received on the date of delivery or transmission and if given by prepaid registered mail, shall be deemed to have been received on the third
(3rd) business day immediately following the date of mailing. The parties shall be entitled to give notice of changes of addresses from time to time in the manner hereinbefore provided for the giving of notice.

If  for  the  Company:     HiEnergy  Technologies,  Inc.
                           10 Mauchly  Drive

                           Irvine,  CA  92618
                           Attn:  President
                           Tel:  949.727.3389
                           Fax:  949.727.3288

If  for  the  Optionee:    Primoris  Group  Inc.
                           44  Victoria  Street,  Suite  1417
                           Toronto,  ON  M5C  1Y2
                           Tel:  416.489.0092
                           Fax:  416.544.9259

Such address may be changed from time to time by either party by providing written notice to the other in the manner set forth above.

15.     GOVERNING  LAW.

     The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California without giving effect to the conflicts of laws principles thereof.

16.     SUCCESSORS  IN  INTEREST.

     This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and the Optionee and its successors and permitted assigns, and upon any person acquiring, whether by merger, consolidation, reorganization, purchase of stock or assets, or otherwise, all or substantially all of the Company's and/or the Optionee's assets and business. This Agreement shall inure to the benefit of the Optionee's heirs and legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's successors.

17.     RESOLUTION  OF  DISPUTES.

     Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Board of Directors of the Company. Any determination made hereunder shall be final, binding and conclusive on the Optionee and the Company for all purposes.


                  [REMAINDER  OF  PAGE  INTENTIONALLY  LEFT  BLANK]

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.


                                THE  COMPANY:

                                      HIENERGY  TECHNOLOGIES,  INC.


                                      By:     /s/  Barry  Alter
                                            ----------------------------
                                              Barry  Alter,  President  and  CEO



                                THE  OPTIONEE:

                                      PRIMORIS  GROUP  INC.


                                     By:     /s/  Joseph  Carusone
                                            ----------------------------
                                             Joseph  Carusone,  President






                               [EXHIBIT  FOLLOWS]

                                    EXHIBIT A

                              OPTION EXERCISE FORM
                              --------------------

To:  HiEnergy  Technologies,  Inc.

     (1) The undersigned hereby elects to purchase the number of shares of common stock of HiEnergy Technologies, Inc. (the "Company") set forth below, pursuant to the terms of the Stock Option Agreement executed on August 1, 2002, tendering simultaneous full payment of the Total
          Option  Exercise  Price  for  such  shares.



          Number  of  Shares:                      ________________  Shares

          Option  Exercise  Price  Per  Share:     x  $____________  per  Share

          Total  Option  Exercise  Price:           =  $____________


(2) In exercising this Option, the undersigned hereby confirms and acknowledges that:

     a) the shares of Common Stock to be issued upon exercise are being acquired solely for the account of the undersigned and not as a nominee for any other party; and

     b) the shares of Common Stock to be issued upon exercise are not acquired with a view toward distribution; and

     c) the undersigned is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended, or is a non-United States' citizen or entity residing outside the United States; and

     d) the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except pursuant to an effective registration, or an exemption therefrom, under the Securities Act of 1933, as amended, together with a similar exemption under the securities laws of all applicable jurisdictions; and

     e) the undersigned otherwise reaffirms all representations, warranties, and indemnifications contained in the Stock Option Agreement; and

     f) the undersigned has reviewed all of the Company's public filings with the Securities and Exchange Commission; and

     g) the undersigned consents to delay the exercise of the Option until, in the Company's judgment, the Company has disclosed any additional material information that needs to be disclosed to the undersigned, beyond those contained in the public filings with the Securities and Exchange Commission.

(3) Subject to Section (2), please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned as instructed.

(4)     Please  issue  a  new Option for the unexercised portion of the attached
Option  in  the  name  of  the  undersigned.



This  _____  day  of  __________________,  _____:


PRIMORIS  GROUP  INC.


By:  _______________________________________________
                        Signature


____________________________________________________
               Print  Name  of  Signatory


____________________________________________________
        Title  or  Position  of  Signatory


Send  or  deliver  this  Form  with  an  original  signature  to:

HiEnergy  Technologies,  Inc.
Attn:  President
10  Mauchly  Drive
Irvine,  CA  92618
USA
Fax:  949.727.3288